Exhibit 99.1

Ambarella, Inc. Announces Third Quarter Fiscal Year 2025 Financial Results

November 26, 2024 —Santa Clara, Calif. – Ambarella, Inc. (NASDAQ: AMBA), an edge AI semiconductor company, today announced financial results for its third quarter of fiscal year 2025 ended October 31, 2024.

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Revenue for the third quarter of fiscal 2025 was $82.7 million, up 63% from $50.6 million in the same period in fiscal 2024. For the nine months ended October 31, 2024, revenue was $200.9 million, up 15% from $174.9 million for the nine months ended October 31, 2023.

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Gross margin under U.S. generally accepted accounting principles (GAAP) for the third quarter of fiscal 2025 was 60.6%, compared with 59.3% for the same period in fiscal 2024. For the nine months ended October 31, 2024, GAAP gross margin was 60.7%, compared with 60.6% for the nine months ended October 31, 2023.

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GAAP net loss for the third quarter of fiscal 2025 was $24.1 million, or loss per diluted ordinary share of $0.58, compared with GAAP net loss of $41.7 million, or loss per diluted ordinary share of $1.04, for the same period in fiscal 2024. GAAP net loss for the nine months ended October 31, 2024 was $96.9 million or loss per diluted ordinary share of $2.36. This compares with GAAP net loss of $108.8 million, or loss per diluted ordinary share of $2.74, for the nine months ended October 31, 2023.

Financial results on a non-GAAP basis for the third quarter of fiscal 2025 are as follows:

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Gross margin on a non-GAAP basis for the third quarter of fiscal 2025 was 62.6%, compared with 62.6% for the same period in fiscal 2024. For the nine months ended October 31, 2024, non-GAAP gross margin was 63.0%, compared with 63.5% for the nine months ended October 31, 2023.

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Non-GAAP net income for the third quarter of fiscal 2025 was $4.5 million, or earnings per diluted ordinary share of $0.11. This compares with non-GAAP net loss of $11.2 million, or loss per diluted ordinary share of $0.28, for the same period in fiscal 2024. Non-GAAP net loss for the nine months ended October 31, 2024 was $11.6 million, or loss per diluted ordinary share of $0.28. This compares with non-GAAP net loss of $23.2 million, or loss per diluted ordinary share of $0.59, for the nine months ended October 31, 2023.

Based on information available as of today, Ambarella is offering the following guidance for the fourth quarter of fiscal year 2025, ending January 31, 2025:

•	Revenue is expected to be between $76.0 million and $80.0 million.

•	Gross margin on a non-GAAP basis is expected to be between 61.5% and 63.0%.

•	Operating expenses on a non-GAAP basis are expected to be between $49.0 million and $52.0 million.

Ambarella reports gross margin, net income (loss) and earnings (losses) per share in accordance with GAAP and, additionally, on a non-GAAP basis. Non-GAAP financial information excludes the impact of stock-based compensation, acquisition-related costs and restructuring expense adjusted for the associated tax impact, which includes the effect of any benefits or shortfalls recognized. Non-GAAP financial information also excludes the impact of the release of a valuation allowance on certain deferred tax assets. A reconciliation of the GAAP to non-GAAP gross margin, net income (loss) and earnings (losses) per share for the periods presented, as well as a description of the items excluded from the non-GAAP calculations, is included in the financial statements portion of this press release.

Total cash, cash equivalents and marketable debt securities on hand at the end of the third quarter of fiscal 2025 was $226.5 million, compared with $219.8 million at the end of the prior quarter and $222.3 million at the end of the same quarter a year ago.

“Company specific factors are more than offsetting broad market weakness, and we are reporting 30% sequential revenue growth in fiscal Q3, above the high-end of our guidance range, with strength led again by our customers’ new products, especially those incorporating our higher priced AI inference processors. Edge AI revenue represented about 70% of our total revenue, establishing a new record level, and this momentum is expected to enable growth in both our IoT and Auto markets in F2025 and F2026,” said Fermi Wang, President and CEO. “With the anticipated revenue growth, we intend to drive positive operating leverage and build upon our 15 consecutive fiscal years of positive free-cash-flow.”

Quarterly Conference Call

Ambarella plans to hold a conference call at 4:30 p.m. Eastern Time / 1:30 p.m. Pacific Time today with Fermi Wang, President and Chief Executive Officer, and John Young, Chief Financial Officer, to discuss the third quarter of fiscal year 2025 results. A live and archived webcast of the call will be available on Ambarella’s website at http://www.ambarella.com/ for up to 30 days after the call.

About Ambarella

Ambarella’s products are used in a wide variety of human vision and edge AI applications, including video security, advanced driver assistance systems (ADAS), electronic mirror, drive recorder, driver/cabin monitoring, autonomous driving and robotics applications. Ambarella’s low-power systems-on-chip (SoCs) offer high-resolution video compression, advanced image and radar processing, and powerful deep neural network processing to enable intelligent perception, fusion and planning. For more information, please visit www.ambarella.com.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are not historical facts and often can be identified by terms such as “outlook,” “projected,” “intends,” “will,” “estimates,” “anticipates,” “expects,” “believes,” “could,” “should,” or similar expressions, including the guidance for the fourth quarter of fiscal year 2025 ending January 31, 2025, and the comments of our CEO relating to our expectation of future revenue growth, customer demand for our edge AI inference products, the growth potential of our new products, and our ability to generate positive free-cash flow in future periods. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of our future performance.

The risks and uncertainties referred to above include, but are not limited to, global economic and political conditions, including possible trade tariffs and restrictions; revenue being generated from new customers or design wins, neither of which is assured; the commercial success of our customers’ products; our customers’ ability to manage their inventory requirements; our growth strategy; our ability to anticipate future market demands and future needs of our customers, particularly for AI inference applications; our ability to introduce, and to generate revenue from, new and enhanced solutions; our ability to develop, and to generate revenue from, new advanced technologies, such as computer vision, AI functionality and advanced networks, including vision-language models and GenAI; our ability to retain and expand customer relationships and to achieve design wins; the expansion of our current markets and our ability to successfully enter new markets, such as the OEM automotive and robotics markets; anticipated trends and challenges, including competition, in the markets in which we operate; risks associated with global health conditions and associated risk mitigation measures; our ability to effectively manage growth; our ability to retain key employees; and the potential for intellectual property disputes or other litigation.

Further information on these and other factors that could affect our financial results is included in the company’s Annual Report on Form 10-K for our 2024 fiscal year, which is on file with the Securities and Exchange Commission. Additional information will also be set forth in the company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings the company makes with the Securities and Exchange Commission from time to time, copies of which may be obtained by visiting the Investor Relations portion of our web site at www.ambarella.com or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this release, which are based on information available to us on the date hereof. The results we report in our Quarterly Report on Form 10-Q for the third fiscal quarter ended October 31, 2024 could differ from the preliminary results announced in this press release.

Ambarella assumes no obligation and does not intend to update the forward-looking statements made in this press release, except as required by law.

Non-GAAP Financial Measures

The company has provided in this release non-GAAP financial information, including non-GAAP gross margin, net income (loss), and earnings (losses) per share, as a supplement to the condensed consolidated financial statements, which are prepared in accordance with generally accepted accounting principles (“GAAP”). Management uses these non-GAAP financial measures internally in analyzing the company’s financial results to assess operational performance and liquidity. The company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing its performance and when planning, forecasting and analyzing future periods. Further, the company believes these non-GAAP financial measures are useful to investors because they allow for greater transparency with respect to key financial metrics that the company uses in making operating decisions and because the company believes that investors and analysts use them to help assess the health of its business and for comparison to other companies. Non-GAAP results are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies.

With respect to its financial results for the third quarter of fiscal year 2025, the company has provided below reconciliations of its non-GAAP financial measures to its most directly comparable GAAP financial measures. With respect to the company’s expectations for the fourth quarter of fiscal year 2025, a reconciliation of non-GAAP gross margin and non-GAAP operating expenses guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges excluded from these non-GAAP measures. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

AMBARELLA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data) (unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Revenue	$82,653	$50,595	$200,850	$174,858
Cost of revenue	32,605	20,612	78,901	68,894

Gross profit	50,048	29,983	121,949	105,964

Operating expenses:
Research and development	58,389	53,702	169,286	163,060
Selling, general and administrative	17,169	18,246	53,905	55,750

Total operating expenses	75,558	71,948	223,191	218,810
Loss from operations	(25,510)	(41,965)	(101,242)	(112,846)
Other income, net	2,091	1,900	6,507	3,923

Loss before income taxes	(23,419)	(40,065)	(94,735)	(108,923)
Provision (benefit) for income taxes	652	1,645	2,157	(113)

Net loss	$(24,071)	$(41,710)	$(96,892)	$(108,810)

Net loss per share attributable to ordinary shareholders:
Basic	$(0.58)	$(1.04)	$(2.36)	$(2.74)

Diluted	$(0.58)	$(1.04)	$(2.36)	$(2.74)

Weighted-average shares used to compute net loss per share attributable to ordinary shareholders:
Basic	41,479,459	40,053,251	41,128,068	39,710,248

Diluted	41,479,459	40,053,251	41,128,068	39,710,248

The following tables present details of stock-based compensation, acquisition-related costs and restructuring expense included in each functional line item in the condensed consolidated statements of operations above:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
	(unaudited, in thousands)
Stock-based compensation:
Cost of revenue	$899	$868	$2,339	$2,694
Research and development	18,637	17,898	54,653	54,809
Selling, general and administrative	7,311	8,643	23,503	25,293

Total stock-based compensation	$26,847	$27,409	$80,495	$82,796

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
	(unaudited, in thousands)
Acquisition-related costs:
Cost of revenue	$757	$757	$2,271	$2,271
Research and development	—	—	—	—
Selling, general and administrative	510	520	1,560	1,560

Total acquisition-related costs	$1,267	$1,277	$3,831	$3,831

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
	(unaudited, in thousands)
Restructuring expense:
Cost of revenue	$—	$66	$—	$66
Research and development	—	672	—	672
Selling, general and administrative	—	114	—	114

Total restructuring expense	$—	$852	$—	$852

The difference between GAAP and non-GAAP gross margin was 2.0% and 3.3%, or $1.7 million and $1.7 million, for the three months ended October 31, 2024 and October 31, 2023, respectively. The difference between GAAP and non-GAAP gross margin was 2.3% and 2.9%, or $4.6 million and $5.0 million, for the nine months ended October 31, 2024 and October 31, 2023, respectively. The differences were due to the effect of stock-based compensation, amortization of acquisition-related costs and restructuring expense.

AMBARELLA, INC.

RECONCILIATION OF GAAP TO NON-GAAP DILUTED EARNINGS (LOSSES) PER SHARE

(in thousands, except share and per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
	(unaudited)
GAAP net loss	$(24,071)	$(41,710)	$(96,892)	$(108,810)
Non-GAAP adjustments:
Stock-based compensation expense	26,847	27,409	80,495	82,796
Acquisition-related costs	1,267	1,277	3,831	3,831
Restructuring expense	—	852	—	852
Income tax effect	416	994	1,016	(1,910)

Non-GAAP net income (loss)	$4,459	$(11,178)	$(11,550)	$(23,241)

GAAP - diluted weighted average shares	41,479,459	40,053,251	41,128,068	39,710,248
Non-GAAP - diluted weighted average shares	41,632,232	40,053,251	41,128,068	39,710,248
GAAP - diluted net loss per share	$(0.58)	$(1.04)	$(2.36)	$(2.74)
Non-GAAP adjustments:
Stock-based compensation expense	0.65	0.68	1.96	2.08
Acquisition-related costs	0.03	0.03	0.09	0.10
Restructuring expense	—	0.02	—	0.02
Income tax effect	0.01	0.03	0.03	(0.05)
Effect of Non-GAAP - diluted weighted average shares	—	—	—	—
Non-GAAP - diluted net income (loss) per share	$0.11	$(0.28)	$(0.28)	$(0.59)

AMBARELLA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	October 31,	January 31,
	2024	2024
ASSETS
Current assets:
Cash and cash equivalents	$127,122	$144,914
Marketable debt securities	99,402	75,013
Accounts receivable, net	33,967	24,950
Inventories	36,592	29,043
Restricted cash	7	7
Prepaid expenses and other current assets	6,520	6,230

Total current assets	303,610	280,157
Property and equipment, net	9,684	10,439
Intangible assets, net	44,962	55,136
Operating lease right-of-use assets, net	5,952	5,250
Goodwill	303,625	303,625
Other non-current assets	2,956	3,048

Total assets	$670,789	$657,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	25,227	28,503
Accrued and other current liabilities	72,974	48,598
Operating lease liabilities, current	3,251	3,443
Income taxes payable	838	1,541
Deferred revenue, current	4,580	894

Total current liabilities	106,870	82,979
Operating lease liabilities, non-current	2,716	1,896
Other long-term liabilities	6,908	12,909

Total liabilities	116,494	97,784

Shareholders’ equity:
Preference shares	—	—
Ordinary shares	19	18
Additional paid-in capital	786,396	694,967
Accumulated other comprehensive loss	(297)	(183)
Accumulated deficit	(231,823)	(134,931)

Total shareholders’ equity	554,295	559,871

Total liabilities and shareholders’ equity	$670,789	$657,655

Contact:

Louis Gerhardy

408.636.2310

lgerhardy@ambarella.com